Praxis International Index Fund
Class A Shares (MPLAX) and Class I Shares (MPLIX)
Summary Prospectus
April 30, 2014
Before you invest, you may want to review the Praxis International Index Fund’s prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated April 30, 2014, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com. You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.
Investment Objective
The Praxis International Index Fund seeks to capture the investment performance of international developed and emerging markets.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Praxis Mutual Funds. More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Reductions” on page 59 of the Fund’s prospectus.
Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.60%	0.60%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses[1]	0.58%	0.20%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement[2]	1.43%	0.80%
1Includes indirect expenses of securities of other mutual funds held by the Fund, if any.
2 Everence Capital Management, Inc. (the “Adviser”) has entered into a contractual limitation agreement with respect to the International Index Fund Class A until April 30, 2015. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of the Class A Fund to 1.45 percent of the Fund’s average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fee and expenses, legal fees and expenses, and extraordinary expenses) to exceed 1.45 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$663	$954	$1,266	$2,148
Class I	$ 82	$255	$ 444	$ 990

Praxis International Index Fund
Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 11.36 percent of the average value of its portfolio.
Principal Investment Strategies
The Fund invests primarily in equity securities of foreign companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The Fund seeks to generate performance that reflects the performance of a broad representation of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex US Index. Under normal circumstances, the Fund invests at least 80 percent of the value of its assets in securities of, and investments related to, issuers in the Fund’s benchmark index. Those investments may include American Depositary Receipts (ADRs). The Fund seeks to avoid companies that are deemed inconsistent with the stewardship investing core values. In addition, the Fund’s Sub-Adviser uses proprietary optimization techniques to select securities according to their contribution to the Fund’s overall objective and to seek to replicate the characteristics of the index. The Sub-Adviser may also manage the portfolio with the goal of minimizing taxable distributions.
Stewardship Investing
The Fund also analyzes potential investments for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship
Principal Investment Risks
The Fund is subject to market risk, which means the value of the Fund’s shares will fluctuate based on market conditions and shareholders could lose money. The value of the Fund’s shares could decline significantly and unexpectedly, based on many factors, including national and international political or economic conditions and general market conditions. Events in the financial markets and in the broader economy may cause uncertainty and volatility, and may adversely affect Fund performance. Events in one market may impact other markets. Future events may impact the Fund in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. The Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. Because the Fund invests primarily in foreign securities, it is subject to the additional risks presented by foreign and emerging markets investments, such as changes in currency exchange rates, a lack of adequate company information, political instability, and market and economic developments abroad.  In addition, markets and economies throughout the world are becoming increasingly interconnected and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Because the Fund is designed to track the performance of an index, securities may be purchased, retained or sold at times when a more actively managed fund would not do so. If the value of securities that are heavily weighted in the index change, you can expect a greater risk of loss than if the Fund had a lower weighting to those securities. In addition, the Fund does not hold all securities in the index and the performance of the Fund may vary substantially from the performance of the index due to imperfect correlation between the Fund’s holdings and the index. This is also known as tracking error. Application of social screens may contribute to tracking error. In addition, because the Fund invests in ADRs relating to its benchmark index, which are priced at the close of the U.S. markets, while shares of issuers in the index are priced at the close of the principal foreign market on which they are traded, there is a timing difference that contributes to tracking error.

Praxis International Index Fund
Fund PERFORMANCE
The bar chart and table that follow provide some indication of the risk of an investment in the Fund. The bar chart shows changes in the Fund’s performance for its first calendar year from the effective date of the Fund's registration statement. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual total returns for different periods compared to those of a broad-based securities market index.
Please note that the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.
The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. If you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, the after-tax returns are not relevant.
Class A — Annual Total Return Chart For the Periods Ended December 31, 2013
Best Quarter	Quarter Ended March 31, 2012	10.79%
Worst Quarter	Quarter Ended September 30, 2011	(22.03)%

Average Annual Total Returns			Since Inception
For the Periods Ended December 31, 2013	Class A	1 Year	(December 31, 2010)
Return Before Taxes		7.93%	1.54%
Return After Taxes on Distributions		7.76%	1.37%
Return After Taxes on Distributions and Sale of Fund Shares		4.93%	1.27%
MSCI ACWI ex US
(reflects no deduction for fees, expenses or taxes)		15.29%	5.14%

Average Annual Total Returns			Since Inception
For the Periods Ended December 31, 2013	Class I	1 Year*	(December 31, 2010)
Return Before Taxes		14.68%	4.13%
MSCI ACWI ex US
(reflects no deductions for fees, expenses or taxes)		15.29%	5.14%

Praxis International Index Fund
Fund MANAGEMENT
Investment Adviser
Everence Capital Management, Inc. serves as the investment adviser to the Fund.
Investment Sub-Adviser
Aperio Group LLC serves as the investment sub-adviser to the Fund (the “Sub-Adviser”).
Portfolio Managers
Ran Leshem, Head of Portfolio Management and Operations and Patrick Geddes, Chief Investment Officer and Director of Quantitative Research, have managed the Fund since its inception.
Investing in the Funds
You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.
Purchasing Fund Shares
Minimum Investments Per Fund
Class A
Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100
The initial investment minimum requirements will be waived:
1)	If you establish an automatic investment plan equal to the subsequent investment minimum;
2)	If you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.
An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply. See page 56 for more information.
The initial investment minimum for Class I shares generally is $100,000. There is no minimum requirement for subsequent investments in Fund Class I shares. The Fund may waive investment minimums for certain investors.
Selling Fund Shares
In general, you may redeem shares on any Business Day:
•	Through your financial intermediary;
•	By writing to Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701;
•	Via overnight service Praxis Mutual Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202;
•	Via wire transfer, if you have elected that option on your application, by calling (800) 977-2947; or
•	Via the Systematic Withdrawal Plan, if you have elected this option.
Tax information
The Funds intend to make distributions that may be taxed as either ordinary income or capital gains except when you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.
Payments to broker-dealers and other financial intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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